UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2026
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CERENCE INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 District Avenue, Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (857) 362-7300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 5, 2026, Cerence Inc. (the “Company”) announced its financial results for the fiscal quarter ended June 30, 2026. The press release, including the financial information contained therein, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Also on August 5, 2026, the Company will use a presentation on its call with investors, discussing its financial results for the fiscal quarter ended June 30, 2026, and such earnings release presentation is furnished herewith as Exhibit 99.2. The press release and earnings release presentation include certain non-GAAP financial measures. A description of the non-GAAP measures, the reasons for their use, and GAAP to non-GAAP reconciliations are included in the press release and earnings release presentation.
The information in this Item 2.02 and the exhibits attached hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 8.01 Other Events.
Cerence Inc.’s (the “Company”) Board of Directors authorized a stock repurchase program, pursuant to which the Company may purchase up to $30,000,000 of its outstanding common stock beginning August 10, 2026. Under the stock repurchase program, the Company intends to repurchase shares through open market purchases, privately-negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws, including authorized Rule 10b5-1 plans (which would permit the Company to repurchase shares when the Company might otherwise be precluded from doing so under insider trading laws) and Rule 10b-18 of the Securities Exchange Act of 1934.
The Company may choose to suspend or discontinue the stock repurchase program at any time. The stock repurchase program does not obligate the Company to purchase any particular number of shares. A copy of the Company's press release announcing the stock repurchase program is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press Release announcing financial results dated August 6, 2026.
99.2	Earnings Release Presentation dated August 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerence Inc.

Date: August 5, 2026	By:	/s/ Tony Rodriquez
Name: Tony Rodriquez
Title: Executive Vice President, Chief Financial Officer